MFS(R)/ SUN LIFE SERIES TRUST:

                      MASSACHUSETTS INVESTORS TRUST SERIES

                             MANAGED SECTORS SERIES

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus for each series listed below is hereby restated as follows:

     The Massachusetts Investors Trust Series is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., an MFS Senior Vice President, and Brooks Taylor, an MFS Vice President. These individuals have been the series' portfolio managers since: Mr. Laupheimer - 1993 and Mr. Taylor - 2001, and they have been employed in the MFS investment management area since: Mr. Laupheimer - 1981 and Mr. Taylor - 1996.

     The Managed Sectors Series is managed by a team of portfolio managers comprised of Stephen Pesek, S. Irfan Ali, John E. Lathrop, each an MFS Senior Vice President, and Margaret W. Adams, a Vice President. These individuals have been the series' portfolio managers since August 2002. They have been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993, Mr. Lathrop - 1994 and Ms. Adams - 2000. Prior to joining MFS, Ms. Adams had eleven years of portfolio management and investment-related experience at J.P. Morgan & Co. Ms. Adams will coordinate the overall investment process of this series.

Members of the teams may change from time to time, and a current list of team members is available by calling MFS or by visiting the MFS Web site at www.mfs.com.

In addition, the first paragraph of the Principal Investment Policies section of the Managed Sectors Series prospectus has been restated as follows:

     The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 sectors. The series chooses its investments from the following 13 sectors: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. The series may also invest in new sectors from time to time. The series may invest a maximum of 50% of its net assets in any one sector. The series generally focuses on companies with larger market capitalizations, defined by the series as companies with market capitalizations equaling or exceeding $5 billion at the time of the series' investment. The series' investments may include securities traded in the over-the-counter markets.


                 The date of this Supplement is August 5, 2002